Exhibit 99.2

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
           PRO FORMA UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

The following selected unaudited financial data should be read in conjunction with the historical consolidated financial statements of Access Integrated Technologies, Inc. ("AccessIT") and Pritchard Square Cinema LLC ("Pritchard"), including the notes thereto. The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred if the transactions had been actually completed at the dates indicated, nor is it necessarily indicative of future results of operations or financial position of the combined companies. The unaudited pro forma condensed combined balance sheet has been prepared to reflect the acquisition of Pritchard's Pavilion Movie Theatre/Entertainment Complex (the "Pavilion") by AccessIT through ADM Cinema Corporation, our wholly owned subsidiary ("ADM Cinema"), as if the acquisition had occurred as of December 31, 2004 by combining the separate balance sheets of AccessIT and Pritchard as of that date. The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2004 has been prepared to reflect the acquisition of Pritchard as if the transaction had occurred as of April 1, 2003 by combining the separate historical statements of operations of Pritchard for the fiscal year ended December 31, 2003 and AccessIT for the fiscal year ended March 31, 2004. The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2004 has been prepared to reflect the acquisition of Pritchard as if the acquisition had occurred as of the beginning of the period presented by combining the separate historical statements of operations of Pritchard for the year ended December 31, 2004 and AccessIT for the nine months ended December 31, 2004.

On December 23, 2004, ADM Cinema Corporation, the Company's wholly owned subsidiary, entered into an asset purchase agreement with Pritchard, a New York limited liability company, and Norman Adie, Pritchard's managing member, to purchase substantially all of the assets and certain liabilities of the Pavilion located in Brooklyn, New York. On February 11, 2005 the acquisition of the Pavilion was completed. The total purchase price is approximately $5.2 million, including estimated transaction fees. The purchase price included a cash payment of $3.3 million (less $500,000 held in escrow pending the completion of certain construction) and a five-year 8% promissory note for $1.7 million. The Pavilion is an eight-screen movie theatre and will be a component of AccessIT's Media Services segment. Continuing to operate as a fully functional multiplex, the Pavilion will also become a showplace for AccessIT to demonstrate its integrated digital cinema solutions to the movie entertainment industry. In addition, AccessIT issued 40,000 unregistered Class A Shares to the landlord of the Pavilion in connection with the assignment of the lease.

Additionally, in February 2005, AccessIT issued $7.6 million of 7% notes payable to several investors. This issuance was done in order to fund the cash purchase price of the Pavilion, for future debt service requirements, and for working capital. Accordingly, this issuance is reflected in the pro forma unaudited condensed combined financial statements.

The acquisition of the Pavilion will be accounted for using the purchase method of accounting and, accordingly, the assets, liabilities and results of operations of the Pavilion will be included in AccessIT's consolidated financial statements subsequent to the acquisition date. The unaudited pro forma condensed combined financial statements include adjustments, which are based upon preliminary estimates and are subject to revision, to reflect the allocation of the purchase price to the acquired assets of the Pavilion.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF DECEMBER 31, 2004
                                 (IN THOUSANDS)

                                                                                HISTORICAL                         PROFORMA
                                                                          ------------------------      --------------------------
                                                                                                        ACQUISITION
                                                                        AccessIT        PRITCHARD       ADJUSTMENT        COMBINED
                                                                        --------        ---------       -----------       --------

CURRENT ASSETS
  Cash and cash equivalents                                           $    1,515        $       -        $   3,313 (1)   $   4,828
  Accounts receivable                                                      1,251                -                -           1,251
  Inventories                                                                  -               13                -              13
  Prepaids and other current assets                                          439                -                -             439
  Unbilled revenue                                                           291                -                -             291
                                                                      ----------        ---------        ---------       ---------
Total current assets                                                       3,496               13            3,313           6,822
                                                                      ----------        ---------        ---------       ---------

  Property and equipment, net                                              8,276            5,565            3,535 (8)      17,376
  Intangible assets, net                                                   3,695                -               50 (9)       3,745
  Capitalized software costs, net                                          1,558                -                -           1,558
  Goodwill                                                                 5,478                -            2,373 (10)      7,851
  Deferred costs                                                             331                -              600 (4)         931
  Unbilled revenue, net of current portion                                    76                -                -              76
  Security deposits                                                          341              210             (210)(11)        341
                                                                      ----------        ---------        ---------       ---------
    Total assets                                                      $   23,251        $   5,788        $   9,661        $ 38,700
                                                                      ==========        =========        =========       =========

LIABILITIES, REDEEMABLE STOCK AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable and accrued expenses                                     $921        $   2,266          (1,755)(6)   $   1,432
  Current portion of notes payable                                         1,009                -              170(2)        1,179
  Current portion of advances                                                  -                -                -               -
  Current portion due to contractor                                            -                -                -               -
  Current portion of customer security deposits                              118                -                -             118
  Current portion of capital leases                                          494            1,871             (731)(12)      1,634
  Current portion of deferred revenue                                        688                -                -             688
  Current portion of deferred rent expense                                    42                -                -              42
                                                                      ----------        ---------        ---------       ---------
    Total current liabilities                                              3,272            4,137           (2,316)          5,093
                                                                      ----------        ---------        ---------       ---------

  Notes payable, net of current portion                                    4,937                -            9,003 (3)      13,940
  Advances payable, net of current portion                                     -                -                -               -
  Customer security deposits, net of current portion                         156                -                -             156
  Deferred revenue, net of current portion                                   236                -                -             236
  Capital leases, net of current portion                                      21            5,575             (215) (12)     5,381
  Deferred rent expense                                                      951                -                -             951
  Deferred tax liability                                                   1,287                -                -           1,287
                                                                      ----------        ---------        ---------       ---------
  Total liabilities                                                       10,860            9,712            6,472          27,044
                                                                      ----------        ---------        ---------       ---------

COMMITMENTS AND CONTINGENCIES (See Note 6)

Redeemable Class A common stock, issued and outstanding, 53,534 shares      247                 -                -             247

Stockholders' Equity:
  Class A common stock, $0.001 par value per share;
        40,000,000 shares authorized; shares issued 9,353,328 and
        shares outstanding, 9,344,224                                        10                 -                0              10
  Class B common stock, $0.001 par value per share; 15,000,000 shares
        authorized; shares issued and outstanding, 1,005,811 shares           1                 -                -               1
  Treasury stock, at cost; 9,140 shares                                      (32)               -                -             (32)
  Additional paid-in capital                                              30,853                -              133 (5)      30,986
  Accumulated deficit                                                    (18,688)          (3,924)           3,056 (7)     (19,556)
                                                                      ----------        ---------        ---------       ---------
  Total stockholders' equity                                              12,144           (3,924)           3,189          11,408
                                                                      ----------        ---------        ---------       ---------

    Total liabilities, redeemable stock and stockholders' equity        $ 23,251        $   5,788        $   9,661       $ 38,700
                                                                      ==========        =========        =========       =========

(1) Represents:
    Cash proceeds from issuance of 7% convertible notes, net of fees       7,000
    Cash paid for acquisition of Pavilion, net of holdback funds          (2,789)
    Estimated Pavilion acquisition costs                                    (106)
    Principal and interest payments on 8% Pavilion note                     (261)
    Principal and interest payments on 7% notes                             (531)
                                                                      ----------
    Total                                                                  3,313

(2) Represents the current portion of the 8% note payable to Pritchard

(3) Represents the long-term portion of the 8% note payable to Pritchard
    ($1,403) and the 7% notes ($7,600)

(4) Represents estimated debt issuance costs on the 7% notes.

(5) Represents the estimated value of 40,000 shares of Class A Common Stock issued to the landlord.

(6) Represents the elimination of Pritchard's accounts payable and accrued expenses totaling $2,266, as these liabilities were not assumed, partially offset by $511 held back from the cash purchase price to seller, pending the completion of construction of a 9th screen at the theater.

(7) Represents:
    Elimination of historical deficiency of Seller                        3,924
    Interest Expense on 8% Pavilion note                                   (134)
    Interest Expense on 7% notes                                           (532)
    Estimated depreciation - year 1                                        (202)
                                                                    ------------
                                                                          3,056

(8) Represents:
    Elimination of historical basis of capital lease asset               (5,565)
    Estimated new basis of asset under capital lease                      6,500
    Preliminary purchase price allocation - Property and Equipment        2,802
    Estimated depreciation - year 1                                        (202)
                                                                    ------------
                                                                          3,535

(9) Represents the estimated value of a liquor license held by the theater.

(10) Represents the estimated goodwill resulting from the acquisition of the theater.

(11) Represents security deposit which was not acquired from Seller

(12) Represents adjustment to the current and long-term portion of the capital lease obligation that is assumed to result from the acquisition.


                           ACCESS INTEGRATED TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          FOR THE PERIOD ENDED DECEMBER 31, 2004
                                      (In thousands)

                                              Historical (1)           Pro Forma
                                          ---------------------  -----------------------
                                                      Pritchard
                                                       Square
                                                       Cinema    Acquisition
                                           AccessIT      LLC      Adjustment    Combined
                                          ---------   ---------  ------------   --------
Revenues                                      7,135      4,427                    11,562

                                                                                       -

Cost of revenues                              4,014      3,688                     7,702
                                          ---------    -------    --------      --------
Gross profit                                  3,121        739          -          3,860

Operating Expenses
  Selling, General and Administrative         3,588        -                       3,588
  Provision for doubtful accounts               598        -                         598
  Research and Development                      288        -                         288
  Non-Cash Stock-Based Compensation               4        -                           4
  Depreciation and Amortization               2,457        378         202(2)      3,037
                                          ---------    -------    --------      --------

          Total Operating Expenses            6,935        378         202         7,515


Income (Loss) From Operations                (3,814)       361        (202)       (3,655)

Interest Income                                   -           -                         -
Interest Expense                               (279)          -        (134)(4)      (945)
                                                                       (532)(5)

Non-Cash Interest Expense                      (155)     (1,259)                   (1,414)
Other Income, Net                                17           -                        17
                                          ---------     -------    --------     ---------

Net Loss Before Income Taxes and
minority interest in subsidiary              (4,231)      (898)       (868)       (5,997)

Income Tax Benefit (Expense)                    233          -           -           233
                                          ---------    -------    --------     ---------

Net Loss before minority interest in
subsidiary                                   (3,998)      (898)       (868)       (5,764)

Minority Interest in subsidiary                  10          -           -            10
                                          ---------    -------    --------     ---------
Net Loss

                                             (3,988)      (898)       (868)       (5,754)
Accretion Related to Redeemable
Convertible Preferred Stock                       -          -           -             -

Accretion of Preferred Dividends                  -          -           -             -

Net Loss Available to Common Stockholders   $(3,988)     $(898)       (868)       (5,754)
                                          =========    =======    ========     =========

Net Loss Available to Common
Stockholders Per Common Share
  Basic and Diluted                          $(0.42)     $   -      $    -        $(0.61)
                                          =========    =======    ========     =========
Weighted Average Number of
Common Shares Outstanding
  Basic and Diluted                       9,432,380          -      40,000(3)  9,472,380
                                          =========    =======    ========     =========


(1) Statement of Operations presented for AccessIT are for the nine months ended December 31, 2004, and Statement of Operations for Pritchard Square Cinema LLC is for the year ended December 31, 2004.

(2) Represents estimated depreciation of the acquired assets.

(3) Represents 40,000 shares of restricted Class A Common Stock issued to the landlord in connection with the assignment of the Pavilion's facility lease.

(4) Represents interest expense on the 8% $1.7 million note between AccessIT and Pritchard.

(5) Represents interest expense on the 7% $7.6 million of notes payable which AccessIT issued to fund the Pavilion acquisition and for working capital.



                                             ACCESS INTEGRATED TECHNOLOGIES, INC.
                                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                              FOR THE PERIOD ENDED MARCH 31, 2004
                                                        (IN THOUSANDS)

                                                      HISTORICAL(1)                       PRO FORMA
                                                      -------------                       ---------
                                                                                ACQUISITION
                                               AccessIT       PRITCHARD         ADJUSTMENT        COMBINED
                                               --------       ---------         ----------        --------
Revenues                                     $    7,201         $4,705             $ -          $   11,906

Cost of revenues and expenses                     3,667          3,872               -               7,539
                                                 ------          -----           -------           -------
Gross profit                                      3,534            833               -               4,367

Operating Expenses
  Selling, General and Administrative             3,277             -                -               3,277
  Research and Development                           55             -                -                  55
  Non-Cash Stock-Based Compensation                  15             -                -                  15
  Depreciation and Amortization                   2,692            378               195(2)          3,265
                                                 ------          -----           -------           -------
         Total Operating Expenses                 6,039            378               195             6,612

Income (Loss) From Operations                    (2,505)           455              (195)           (2,245)

Interest Income                                       6             -                -                   6
Interest Expense                                   (542)            -               (134)(4)        (1,208)
                                                                                    (532)(5)
Loss on early extinguishment of debt               (126)            -                -                (126)
Non-Cash Interest Expense                        (1,823)        (1,239)              -              (3,062)
Other Expense, Net                                  (52)            -                -                 (52)
                                                 ------          -----           -------           -------

Net Loss Before Income Taxes and minority
  interest in subsidiary                         (5,042)          (784)             (861)           (6,687)
Income Tax Benefit (Expense)                        212             -                -                 212
                                                 ------          -----           -------           -------

Net Loss before minority interest in
  subsidiary                                     (4,830)          (784)             (861)           (6,475)
                                                 ------          -----           -------           -------

Minority Interest in subsidiary                      25             -                 -                 25
                                                 ------          -----           -------           -------
Net Loss                                         (4,805)          (784)             (861)           (6,450)

Accretion Related to Redeemable Convertible)
  Preferred Stock                                (1,588)            -                -              (1,588)
Accretion of Preferred Dividends                   (220)            -                -                (220)
                                                 ------          -----           -------           -------

Net Loss Available to Common Stockholders    $   (6,613)       $  (784)          $  (861)       $   (8,258)
                                             ==========        =======           =======        ==========
Net Loss Available to Common Stockholders
  Per Common Share Basic and Diluted         $    (1.37)       $    -            $    -         $    (1.70)
                                             ==========        =======           =======        ==========

Weighted Average Number of Common
  Shares Outstanding Basic and Diluted        4,826,776             -             40,000(3)      4,846,776
                                             ==========        =======           =======        ==========

(1) Statement of Operations presented for AccessIT are for the year ended March 31, 2004, and Statement of Operations for Pritchard Square Cinema LLC is for the year ended December 31, 2003.

(2) Represents depreciation & amortization on the preliminary appraised value of the acquired assets.

(3) Represents 40,000 shares of restricted Class A Common Stock issued to the landlord in connection with the assignment of the Pavillion's facility lease.

(4) Represents interest expense on the 8% $1.7 million note between AccessIT and Pritchard.

(5) Represents interest expense on the 7% $7.6 million of notes payable which AccessIT issued to fund the Pavillion acquisition and for working capital.